ADVISORS DISCIPLINED TRUST 796

                          SUPPLEMENT TO THE PROSPECTUS

     BlackRock Equity Dividend Trust was recently reorganized with and into BlackRock Enhanced Equity Dividend Trust. As a result, the securities of BlackRock Equity Dividend Trust are no longer included in the portfolio and additional securities of BlackRock Enhanced Equity Dividend Trust are included in the portfolio.

Supplement Dated:  February 28, 2012

















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